UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

WMS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois	60085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2008, WMS Industries Inc. issued a press release relating to its results for the quarter ended March 31, 2008.  A copy of the press release is furnished with this Current Report as Exhibit 99.1.  On May 7, 2008, WMS Industries Inc. held a conference call with investors, analysts and others further discussing third fiscal quarter financial results and financial guidance, including a question and answer period.  A transcript of that conference call is being furnished to the SEC pursuant to this Current Report on Form 8-K and is attached to this report as Exhibit 99.2.

This information furnished under “Item 2.02. Results of Operations and Financial Condition”, including the exhibits related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2008, WMS Industries announced that Louis J. Nicastro, 79, will retire as Chairman of the Board, effective July 1, 2008. Mr. Nicastro has had a 43-year distinguished career with WMS and its predecessor companies. Mr. Nicastro will remain on the Board of WMS, in the new position of Founding Director and will continue to serve as an advisor to the Company.  Louis J. Nicastro has served as a Director and Chairman of the Board for WMS since its incorporation in November 1974 as a wholly owned subsidiary of Xcor International. At the time, the Company was focused on the amusement industry with products such as Williams(R), Midway(R) and Bally(R) branded pinball and arcade games. Mr. Nicastro led WMS through its spin-off from Xcor in 1981 and its listing on the New York Stock Exchange (NYSE) in 1982.

On May 5, 2008, WMS Industries Inc.’s Board of Directors appointed the following executive officers, to take office effective July 1, 2008:

Brian R. Gamache           Chairman and Chief Executive Officer
Orrin J. Edidin                 President
Kenneth Lochiatto                                 Executive Vice President and Chief Operating Officer
Patricia C. Barten                                    Executive Vice President, Continuous Improvement
Larry J. Pacey                                         Executive Vice President, Global Products and Chief Innovation Officer

Mr. Gamache, 49, currently serves as our President and Chief Executive Officer but will no longer serve as President when he becomes Chairman, effective July 1, 2008.  As Chairman and Chief Executive Officer, Mr. Gamache will continue to focus on WMS' strategic direction, global expansion, customer and employee satisfaction, leadership development and corporate culture, ensuring that WMS continues to grow and build long-term shareholder value.  Mr. Gamache served as our President and Chief Operating Officer from April 2000 until June 2001, when he was appointed President and Chief Executive Officer and joined our Board of Directors.  From 1990 until 1997, Mr. Gamache served in various executive capacities for our former hotel and resort subsidiaries, rising to the position of President and Chief Operating Officer.  At the time of WMS’ 1997 spin-off of WHG Resorts & Casinos Inc., Mr. Gamache left WMS to devote his full time to WHG Resorts & Casinos Inc.  Mr. Gamache served as President of the Luxury and Resort Division of Wyndham International from 1998 until April 2000.  Mr. Gamache serves as a member of the Board of the American Gaming Association and is a Trustee of the Lake Forest Academy.

Mr. Edidin, 46, has served as our Executive Vice President and Chief Operating Officer since 2001, but will no longer serve in that office when he becomes our President, effective July 1, 2008.  In his new role, as President, Mr. Edidin will continue to lead WMS’ Engineering and Product Development, Business Development, and Global Sales and Marketing groups and his responsibilities will expand to also include the Legal and Human Resource functions of WMS, manufacturing, materials planning, sourcing and global supply management.  Mr. Edidin joined us in 1997 and served as our Vice President, Secretary and General Counsel until September 2001, when he became our Executive Vice President, General Counsel, Secretary, and Chief Operating Officer.  In January 2003, he resigned as General Counsel and in February 2003, he resigned as Secretary, continuing to serve as our Executive Vice President and Chief Operating Officer.  Mr. Edidin is a Trustee of the International Association of Gaming Associates and the Vice President of the Association of Gaming Equipment Manufacturers.

Mr. Lochiatto, 44, has served as Senior Vice President of Sales Operations of our subsidiary, WMS Gaming Inc., since joining WMS in April 2006 but will no longer serve in that office when he becomes our Executive Vice President and Chief Operating Officer, effective July 1, 2008.   As Executive Vice President and Chief Operating Officer, Mr. Lochiatto will continue to be responsible for global commercial and customer service efforts while assuming additional responsibilities for manufacturing and materials management, and sourcing and global supply management.  He joined WMS after 22 years with the General Electric Company, where he held a number of progressively more responsible positions in general management, sales, marketing and corporate audit.  At General Electric, Mr. Lochiatto served as Americas Commercial Leader – Fluids and Coatings in the GE Silicones sector from 2001 through 2003 and then as Business Leader – Advanced Communication Systems within the GE Transportation segment until his departure in 2006.

Ms. Barten, 55, currently serves as the Senior Vice President – Supply Chain and Business Processes of our subsidiary, WMS Gaming Inc. and will no longer serve in that office when she becomes our Executive Vice President, Continuous Improvement, effective July 1, 2008.  In her new role as Executive Vice President, Continuous Improvement, Ms. Barten will oversee the Continuous Improvement, Quality, Information Technology, Configuration, Process Documentation and Operational Risk Management functions.  Ms. Barten joined our subsidiary, WMS Gaming Inc., in August 2005 as our Senior Vice President of Manufacturing.  She was assigned additional responsibilities in 2006 to include Supply Chain and Business Process Development.  Prior to joining WMS, Ms. Barten held various senior strategy and operations leadership roles at Motorola mainly in the telecommunications businesses from 1978 - 2003.  Upon leaving Motorola, as Vice President and General Manager of Manufacturing and Services Operations, Ms. Barten provided consulting services to several mid and large sized manufacturing and distribution firms until joining WMS.  Ms. Barten is on the Board of Directors of a not-for-profit organization that promotes technology development at the middle school level.

Mr. Pacey, 43, joined our subsidiary, WMS Gaming Inc., in 2001 as Executive Director of Games.  In 2002, he was promoted to Vice President of Game Development and then, in 2005, he was promoted to Senior Vice President of Product Development with additional responsibilities for engineering and game development.  In this new position as Executive Vice President, Global Products and Chief Innovation Officer, effective July 1, 2008, Mr. Pacey will broaden his responsibilities to include global product strategy and marketing.  He has an extensive background in the interactive entertainment and video gaming industry, joining WMS after previously having been Executive Producer with n-Space, Segasoft a division of Sega and Atari.

On May 5, 2008, the Board of Directors of WMS Industries Inc. also appointed a member of our Board of Directors, Edward W. Rabin, Jr., 61, as Lead Director, a newly created position. Mr. Rabin's responsibilities will include oversight with respect to the general functioning of the Board, acting as liaison with independent directors, working with Mr. Gamache in framing issues for Board consideration and in setting the Board agenda, and presiding at meetings when the Chairman is not present. Mr. Rabin has been a director of WMS since 2005. After a distinguished 37-year career, Mr. Rabin retired as President of Hyatt Hotels Corporation in 2006. He also serves as a director of PrivateBancorp, Inc. (NASDAQ:PVTB), Sally Beauty Holdings (NYSE:SBH) and Oneida Ltd.

A press release was issued on May 6, 2008 with respect to the above appointments and is furnished with this Current Report as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits

Exhibits                   Description

99.1	Press Release of WMS Industries Inc. dated May 6, 2008

99.2	Transcript of WMS Industries Inc. Conference Call held on May 7, 2008

99.3	Press Release of WMS Industries Inc. dated May 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS Industries Inc.

/s/ Kathleen J. McJohn

Name: Kathleen J. McJohn
Title: Vice President, General Counsel and Secretary

Date: May 9, 2008

Exhibit Index

Exhibits	Description
99.1	Press Release of WMS Industries Inc. dated May 6, 2008
99.2	Transcript of WMS Industries Inc. Conference Call held on May 7, 2008
99.3	Press Release of WMS Industries Inc. dated May 6, 2008